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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 21, 2001


                         EME HOMER CITY GENERATION L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  PENNSYLVANIA
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


             333-92047-03                              33-0826938
        (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)


                              1750 POWER PLANT ROAD
                       HOMER CITY, PENNSYLVANIA 15748-8009
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (724) 479-9011


                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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Items 1 through 4, 6, 8 and 9 are not included because they are not applicable.


ITEM 5.  OTHER EVENTS

         EME Homer City Generation L.P. hereby files an amended Management's Discussion and Analysis of Results of Operations and Financial Condition. See the attached Exhibit 99.1


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

         (a) Not applicable.
         (b) Not applicable.
         (c) Exhibits.


                                  EXHIBIT INDEX

NUMBER   EXHIBIT
------   -------

99.1 Management's Discussion and Analysis of Results of Operations and Financial Condition.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized in the City of Irvine, State of California, on the 21st day of November, 2001.

                                          EME HOMER CITY GENERATION L.P.
                                          (Registrant)

                                          General Partner

                                          Mission Energy Westside, Inc.


                                          By: /s/ Kevin M. Smith
                                             -----------------------------------
                                             Name:  Kevin M. Smith
                                             Title: Vice President





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